FORM 8-K	File:20051020-FY06Q1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) :	October 20, 2005

Molex Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-7491	36-2369491
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2222 Wellington Court, Lisle, Illinois		60532
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(630) 969-4550

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 20, 2005, Molex Incorporated issued a press release announcing its results of operations for the first fiscal quarter ended September 30, 2005, and held a webcast and a conference call to discuss earnings and current market conditions. A copy of the press release is being furnished as Exhibit 99.1 and a copy of the slides presented at the webcast and discussed in the conference call is being furnished as Exhibit 99.2 hereto and incorporated herein by reference.

The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits
	Exhibit 99.1	Press release of Molex Incorporated dated October 20, 2005
	Exhibit 99.2	Slides of Molex Incorporated dated October 20, 2005

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MOLEX INCORPORATED
Date: October 20, 2005	By:	/s/ LOUIS A. HECHT
Louis A. Hecht Corporate Secretary and General Counsel

EXHIBIT INDEX
Exhibit No.	Description
Exhibit 99.1	Press release of Molex Incorporated dated October 20, 2005
Exhibit 99.2	Slides of Molex Incorporated dated October 20, 2005